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                       WFMBS MORTGAGE LOAN POOL
                 20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                          RELO & NON-RELOCATION MORTGAGES
                                WFMBS SERIES 2003-O
                             POOL PROFILE (10/31/2003)

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                                     ------------------     -----------------
                                         10/1 POOL             TOLERANCE
                                     ------------------     -----------------
AGGREGATE PRINCIPAL BALANCE             $1,000,478,695            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Dec-03                   N/A
INTEREST RATE RANGE                       2.75 - 6.625                   N/A
GROSS WAC                                       5.216%         (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                              37.5 BPS
MASTER SERVICING FEE                           1.0 BPS ON SECURITIZATION ONLY
WAM (in months)                                    358         (+/- 2 months)

WALTV                                              62%          (maximum +5%)

CALIFORNIA PERCENT                                 64%          (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                     1%         (maximum  +2%)

AVERAGE LOAN BALANCE                          $593,404      (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,498,069      (maximum $1,600,000)

CASH OUT REFINANCE PERCENT                         17%         (maximum  +5%)

PRIMARY RESIDENCE PERCENT                          97%          (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                     93%          (minimum -5%)

FULL DOCUMENTATION PERCENT                         68%          (minimum -5%)

WA FICO                                            733          (minimum -5%)

UNINSURED > 80% LTV PERCENT                         0%          (maximum +3%)

RELOCATION PERCENT                                4.9%          (minimum -1%)

GROSS MARGIN                                    2.750%          (+ / - 5 bps)

GROSS LIFECAP                                  10.216%         (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                             118       (+ / - 3 months)

INTEREST ONLY PERCENT                               0%         (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                   20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-O
                               PRICING INFORMATION
                            POOL PROFILE (10/31/2003)
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    COLLATERAL                         All Mortgage Loans will Index off
                                       the One Year CMT. None of the
                                       Mortgage Loans have a
                                       convertibility feature. Each
                                       Mortgage Loan has a 5% Initial
                                       Rate Cap & 2% for each Adjustment
                                       thereafter. Each Mortgage Loan
                                       has a 5% Lifetime Rate Cap.

    RATING AGENCIES                    TBD by Wells Fargo

    PASS THRU RATE                     Net WAC or Ratio Stripped/Variable

    STRUCTURE                          TO CONFORM TO WFMBS 2002-B or
                                       2003-H EXCEPT AS NOTED BELOW
                                       (Call WF Structured Finance at
                                       the number below for details)

    AAA STRUCTURE DUE DATE                 24-NOV-03             9:00 AM

     STRUCTURES RECEIVED OR CHANGES TO STRUCTURES PAST THE DUE DATE WILL INCUR A $10,000 FEE.

    PRICING DATE

    SETTLEMENT DATE                         12-DEC-03

    ASSUMED SUB LEVELS                         Rating Agency  AGG Level
    Levels and Rating Agencies for         AAA  Moody's/S&P   2.45%
    2003-O to be determined by              AA      S&P       1.00%
    Wells Fargo                              A      S&P       0.65%
                                           BBB      S&P       0.35%
                                            BB      S&P       0.25%
                                             B      S&P       0.15%

                                        Note: AAA Class will be rated by two
                                        rating agencies. AA through B Classes
                                        will be rated by one rating agency.


    NOTE: PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-O STRUCTURE:
    CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
    CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR CALC'D CLASS A PP%
    NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE (NORMALIZED I/OS)


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS, BUYDOWN LOANS, AND MANUFACTURED HOMES.



    WFMBS CONTACTS                             Brad Davis (301) 846-8009
                                               Gretchen Markley (301) 846-8356
                                               Mike Miller (301) 815-6397



                            WFASC DENOMINATION POLICY

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                                                    DENOMINATION   PHYSICAL       BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                   (1)(4)     CERTIFICATES   CERTIFICATES
---------------------------------------------------------------------------------------------

CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support                                        $25,000     Allowed     Allowed


Companion classes for PAC, TAC, Scheduled Classes        $100,000     Allowed     Allowed

Inverse Floater (Including Leveraged), PO, Subclasses
of the Class A that provide credit protection to the
Class A, Complex multi-component certificates            $100,000     Allowed     Allowed

Notional and Nominal Face IO                               (2)        Allowed     Allowed

Residual Certificates                                      (3)       Required   Not Allowed

All other types of Class A Certificates                    (5)          (5)         (5)


CLASS B (Investment Grade)                               $100,000     Allowed     Allowed
CLASS B (Non-Investment Grade)                           $250,000    Required   Not Allowed


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3) 100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5) Underwriter must obtain WFASC's approval. -